UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest reported)     January 24, 2002

HEALTHCARE REALTY TRUST INCORPORATED
(Exact name of registrant as specified in its chapter)

Maryland	1-11852	62-1507028

(State or other jurisdiction	(Commission	(IRS Employer

of incorporation)	File Number)	Identification No.)

3310 West End Avenue
Suite 700
Nashville, Tennessee 37203

(Address of principal executive offices)

(615) 269-8175

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURES
FOURTH QUARTER DIVIDEND PRESS RELEASE
FOURTH QUARTER EARNINGS PRESS RELEASE
SUPPLEMENTAL DATA REPORT

Item 9. Regulation FD Disclosure

     Healthcare Realty Trust is filing its quarterly dividend announcement dated January 22, 2002, its earnings press release dated January 24, 2002, and its Supplemental Data Report dated January 24, 2002, which is contained on its website (www.healthcarerealty.com).

Item 7. Financial Statements and Exhibits

     c) Exhibits

99.1	Fourth quarter dividend press release, dated January 22, 2002.

99.2	Fourth quarter earnings press release, dated January 24, 2002.

99.3	Supplemental Data Report, dated January 24, 2002, for the three months ended December 31, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED

By:	/s/ Timothy G. Wallace Timothy G. Wallace Executive Vice President and Chief Financial Officer

Date: January 24, 2002